                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  May 31, 1998

                       THE GUARANTEE LIFE COMPANIES INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                     0-26788                    47-0785066
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(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                      Number)
  8801 Indian Hills Drive,
   Omaha, Nebraska                                           68114
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  (Address of principal executive offices)                 (Zip Code)

                                (402) 361-7300
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             (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name or former address, if changed since last report)
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     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Effective May 31, 1998, The Guarantee Life Companies Inc. ("Guarantee") acquired all of the issued and outstanding capital stock of Westfield Life Insurance Company ("Westfield") from Ohio Farmers Insurance Company ("Ohio Farmers"), the parent company of Westfield, in a negotiated transaction. The acquisition was consummated pursuant to the Stock Purchase Agreement dated as of March 19, 1998 among Guarantee, Ohio Farmers and Westfield (the "Stock Purchase Agreement"), which was the subject of a press release that was included in a Current Report on Form 8-K dated March 19, 1998 and is incorporated herein by reference as Exhibit 2. Guarantee acquired the stock of Westfield for a total consideration of $100,000,000, consisting of $90,000,000 in cash and 371,402 shares of Guarantee common stock valued at $10,000,000. Guarantee provided $10,000,000 of the cash consideration from its corporate funds. Guarantee borrowed $80,000,000 of the cash consideration under a term loan pursuant to a Credit Agreement dated as of May 28, 1998 (the "Credit Agreement") by and between Guarantee, Guarantee Life Insurance Company, The Chase Manhattan Bank, Credit Lyonnais New York Branch, Deutsch Bank AG, New York and/or Cayman Islands Branches, FirstMerit Bank, N.A., First National Bank of Chicago, First National Bank of Omaha, First Union National Bank, Fleet National Bank, Norwest Bank Nebraska, N.A., State Street Bank and Trust Company and SunTrust Bank. (See
Item 5 below). The value of the Guarantee common stock was based upon the mean average of the respective closing prices of Guarantee common stock for each of the 10 consecutive trading days ending on and including May 28, 1998. Guarantee knows of no material relationship between Ohio Farmers and Guarantee or any of its affiliates, directors or officers or any associate of any of its directors or officers prior to entering into the Stock Purchase Agreement.


     Item 5.  OTHER EVENTS.

     Guarantee issued a press release announcing the acquisition of Westfield on June 2, 1998. A copy of the press release is included as Exhibit 99.1.

          On May 28, 1998, Guarantee and Guarantee Life Insurance Company entered into the previously announced Credit Agreement. Pursuant to a term loan under the Credit Agreement, Guarantee borrowed $90,000,000 to pay for the acquisition of Westfield and related fees and expenses in connection with the acquisition, the payment of amounts owed under the previous credit agreement and to pay off other existing indebtedness. Pursuant to revolving loan under the Credit Agreement, Guarantee borrowed $25,000,000 and Guarantee Life Insurance Company borrowed $ 10,000,000 for general corporate purposes, including the payment of amounts owed under the existing credit agreement. A copy of the Credit Agreement is included as Exhibit 10.

          On June 3, 1998, A.M. Best Co. issued a press release announcing that it had lowered the rating of Guarantee Life Insurance Company, a wholly owned subsidiary of Guarantee, from "A" (Excellent) to "A-" (Excellent).

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     Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

          Audited financial statements of Westfield for the fiscal year ended December 31, 1997 prepared in accordance with generally accepted accounting principles are not available currently and will be filed in an amendment to this Form 8-K as soon as practicable, but no later than August 14, 1998.


     (b) Pro Forma Financial Information.

          Pro forma financial information for Guarantee and Westfield is not available currently and will be filed in an amendment to this Form 8-K as soon as practicable, but no later than August 14, 1998.

     (c)  Exhibits

        NUMBER          DESCRIPTION

        2 Stock Purchase Agreement among The Guarantee Life Companies Inc., Ohio Farmers Insurance Company and Westfield Life Insurance Company dated as of March 19, 1998 (incorporated herein by reference from the Registrant's Current Report on
                        Form 8-K dated March 19, 1998, Commission File No. 0-26788).

       10               Credit Agreement by and between The Guarantee
                        Life Companies Inc., Guarantee Life Insurance Company, The Chase Manhattan Bank, Credit Lyonnais New York Branch, Deutsch Bank AG, New York and/or Cayman Islands Branches, FirstMerit Bank, N.A., First National Bank of Chicago, First National Bank of Omaha, First Union National Bank, Fleet National Bank, Norwest Bank Nebraska, N.A., State Street Bank and Trust Company and SunTrust Bank dated as of May 28, 1998.

       99.1             Press Release issued by Guarantee dated June 2, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE GUARANTEE LIFE COMPANIES INC.

                                 By  /s/ Richard A. Spellman
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                                    Richard A. Spellman, Senior Vice President,
                                    General Counsel and Secretary

                                 June 10, 1998

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